Lyle  B.  Stewart,  P.C.
     3751  South  Quebec  Street
     Denver,  Colorado    80237
     Telephone:    303-267-0920
     Fax:    303-267-0922

     April  29,  1998



United  States  Securities  and  Exchange  Commission
Division  of  Corporate  Finance
450  Fifth  Street,  N.W.
Judiciary  Plaza
Washington,  D.C.    20549-1004

     Re:  The  Quizno's  Corporation
          Commission  File  No.  000-23174
          Preliminary  Proxy  Material

Dear  Sir  or  Madam:

          On behalf of my client, The Quizno's Corporation (the "Corporation"), and pursuant to Rule 101(a)(1)(iii) under Regulation S-T promulgated by the U.S. Securities and Exchange Commission, we are filing herewith the definitive copy of the Proxy Statement and form of Proxy Card relating to the upcoming annual meeting of the Corporation, scheduled for June 25, 1998. The form of Proxy Card is attached at the end of the enclosed Proxy Statement. The Company will mail its definitive Proxy Statement to its shareholders, accompanied by a copy of its Annual Report to Shareholders as required by Rule 14a-3(b) on or about May 15, 1998.

          If you have any questions with respect to this filing or if comments are to be made regarding the enclosed material, please contact the undersigned at the telephone number above.

                                   Very  truly  yours,
                                   /s/  Lyle  B.  Stewart

     SCHEDULE  14A  INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     [AMENDMENT  NO.  ______]


Filed  by  Registrant    x
Filed  by  a  Party  other  than  the  Registrant

Check  the  appropriate  box:

         Preliminary  Proxy  Statement
         Confidential,  for Use of the Commission Only (as permitted by Rule
          14a-6(e)(2))
x        Definitive  Proxy  Statement
         Definitive  Additional  Materials
         Soliciting  Material  Pursuant  to    240.14a-11(c) or   240.14a-12


     The  Quizno's  Corporation
     --------------------------
     (NAME  OF  REGISTRANT  AS  SPECIFIED  IN  ITS  CHARTER)

     The  Quizno's  Corporation
     --------------------------
     (NAME  OF  PERSON(S)  FILING  PROXY  STATEMENT)

Payment  of  Filing  Fee  (Check  the  appropriate  box):

x     No  fee  required.
      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)        Title of each class of securities to which transaction applies:


     2)        Aggregate  number of securities to which transaction applies:


     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. Set forth amount on which filing fee is calculated and state how it was determined.


     4)          Proposed  maximum  aggregate  value  of  transaction:


     5)          Total  fee  paid:



       Fee  paid  previously  with  preliminary  materials.

       Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)          Amount  Previously  Paid:

     2)          Form  Schedule  or  Registration  Statement  No.:

     3)          Filing  Party:

     4)          Date  Filed:









     THE  QUIZNO'S  CORPORATION
     1099  EIGHTEENTH  STREET,  SUITE  2850
     DENVER,  COLORADO    80202

     NOTICE  OF  ANNUAL  MEETING  OF  STOCKHOLDERS
     JUNE  25,  1998

To  the  Stockholders  of
The  Quizno's  Corporation:

          The 1998 Annual Meeting of Stockholders (the "Annual Meeting") of The Quizno's Corporation, a Colorado corporation (the "Company"), will be held on Thursday, June 25, 1998, at 10:00 a.m. (Denver time), in the Brahms Room, of the Executive Tower Inn, 1405 Curtis Street, Denver, Colorado 80202, for the following purposes:

          1) to elect six directors of the Company to serve until the next annual meeting of stockholders or until their successors are duly elected and qualified;

          2) to ratify the selection by the Board of Directors of Ehrhardt Keefe Steiner & Hottman, P.C. as independent auditors of the Company for the 1998 fiscal year; and

          3) to transact such other business as may properly come before the Annual Meeting, or any adjournment(s) or postponement(s) thereof.

          The Board of Directors has fixed the close of business on Friday, April 24, 1998, as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting. A complete list of stockholders entitled to vote at the Annual Meeting will be available, upon written demand, for inspection during normal business hours by any stockholder of the Company prior to the Annual Meeting, for a proper purpose, at the Company's offices located at the address set forth above. Only stockholders of record at that time are entitled to notice of, and to vote at, the Annual Meeting and any and all adjournments or postponements thereof.

          A copy of the Company's Annual Report for the fiscal year ended December 31, 1997, a Proxy Statement and a proxy card accompany this notice. These materials will be sent to stockholders on or about May 15, 1998.

          Stockholders are cordially invited to attend the Annual Meeting in person. However, to assure your representation at the Annual Meeting, please complete and sign the enclosed proxy card and return it promptly. If you choose, you may still vote in person at the Annual Meeting even though you previously submitted a proxy card.

                                   By  Order  of  the  Board  of  Directors,

                                   /s/  RICHARD  F.  SCHADEN
                                   Secretary
Denver,  Colorado
April  30,  1998









     THE  QUIZNO'S  CORPORATION
     1099  EIGHTEENTH  STREET,  SUITE  2850
     DENVER,  COLORADO    80202

     PROXY  STATEMENT

     ANNUAL  MEETING  OF  STOCKHOLDERS
     TO  BE  HELD  ON  JUNE  25,  1998


          This Proxy Statement and the accompanying proxy card are being furnished to the stockholders of The Quizno's Corporation (the "Company"), in connection with the solicitation of proxies by and on behalf of the Board of Directors of the Company (the "Board") for use at its 1998 Annual Meeting of Stockholders to be held on Thursday, June 25, 1998, at 10:00 a.m. (Denver time), in the Brahms Room of the Executive Tower Inn, 1405 Curtis Street, Denver, Colorado 80202, and at any adjournment(s) or postponement(s) thereof (the "Annual Meeting"). This Proxy Statement, the accompanying proxy card and the Company's Annual Report for the fiscal year ended December 31, 1997 (the "Annual Report"), will be mailed to stockholders on or about May 15, 1998. The Annual Report is not to be considered a part of the Company's proxy solicitation materials.

     PURPOSE  OF  ANNUAL  MEETING

          At the Annual Meeting, stockholders will be asked to (i) elect six directors of the Company to serve until the next annual meeting of stockholders or until their successors are duly elected and qualified; (ii) ratify the selection by the Board of Ehrhardt Keefe Steiner & Hottman, P.C. as the Company's auditors for the year ending December 31, 1998 ("Fiscal 1998"); and (iii) transact such other business as may properly come before the Annual Meeting. For election of directors, those candidates receiving the most votes shall be elected, if a quorum exists. Action on other matters will be approved by the shareholders if the number of votes cast for the action exceeds the number of votes cast against the action, and a quorum exists. The Board recommends a vote "FOR" (a) the election of the six nominees for director of the Company listed below, and (b) the ratification of Ehrhardt Keefe Steiner & Hottman, P.C. as the Company's auditors for Fiscal 1998.

     QUORUM  AND  VOTING  RIGHTS

          The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Annual Meeting. Only stockholders of record at the close of business on Friday, April 24, 1998 (the "Record Date"), will be entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there were 2,989,682 shares of Common Stock outstanding and entitled to vote. Holders of Common Stock as of the Record Date are entitled to one vote for each share held.

          All shares of Common Stock represented by properly executed proxies will, unless such proxies have previously been revoked, be voted in accordance with the instructions indicated in such proxies. If no such instructions are indicated, such shares will be voted in favor of (i.e., "FOR") (i) the election of the nominees for director of the Company listed below, and (ii) the ratification of Ehrhardt Keefe Steiner & Hottman, P.C. as the Company's auditors for Fiscal 1998. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of a vote on matters identified in clauses (i) and (ii) above, although both will count towards the presence of a quorum. Any stockholder executing a proxy has the power to revoke such proxy at any time prior to its exercise. A proxy may be revoked prior to exercise by (a) filing with the Company a written revocation of the proxy, (b) appearing at the Annual Meeting and casting a vote contrary to that indicated on the proxy or (c) submitting a duly executed proxy bearing a later date.

          The cost of preparing, printing, assembling and mailing this Proxy Statement and other material furnished to stockholders in connection with the solicitation of proxies will be borne by the Company. In addition to the solicitation of proxies by use of the mails, officers, directors and regular employees of the Company may solicit proxies by written communication, by telephone, telegraph or personal call. Such persons are to receive no special compensation for any solicitation activities. The Company will reimburse banks, brokers and other persons holding Common Stock in their names, or those of their nominees, for their expenses in forwarding proxy solicitation materials to beneficial owners of Common Stock.


     PRINCIPAL  STOCKHOLDERS

          The following table sets forth certain information regarding beneficial ownership of the Company's equity securities (common stock and three classes of preferred stock) as of April 24, 1998, (a) by each person known to the Company to own beneficially more than 5% of the such securities,
(b) each of the Company's directors and (c) by all officers and directors of the Company named herein as a group.


  Name and Address     Common Stock   Percent          Preferred
      of Owner          Owned (1)    Ownership        Stock Owned
  -----------------  --------------- ---------   -------------------------
                                                 Class A  Class B  Class C
                                                 -------  -------  -------


Richard E. Schaden(2)     854,166       27.9%     73,000     N.A.     N.A.
1099  Eighteenth  St.,
Suite  2850
Denver,  CO    80202

Richard F. Schaden(2)     883,667       28.5%     73,000     N.A.     34,000
11870  Airport  Way
Broomfield,  CO    80021

Retail & Restaurant
 Growth                   415,056       12.2%      N.A.     100,000     N.A.
Capital,  L.P.(3)
10000  N.  Central  Expressway
Suite  1060
Dallas,  TX    75231

Brownell M. Bailey        38,000(4)      1.3%      N.A.        N.A.     20,000
10  Parkway  Drive
Englewood,  CO    80110

Mark L. Bromberg           6,000(4)      0.2%      N.A.         N.A.      N.A.
1801  Kings  Isle  Drive
Plano,  TX    75093

J. Eric Lawrence           8,000(4)      0.3%      N.A.         N.A.      N.A.
10000  N.  Central  Expressway
Suite  1060
Dallas,  TX    75231

Frederick H. Schaden      20,000(4)      0.7%      N.A.         N.A.      2,000
123  North  Wacker  Drive
24th  Floor
Chicago,  IL      60606

All Named Officers
 and Directors          1,850,964      56.4%     146,000          0      56,000


 as  a  Group  (10  persons)
________________________

Continued below.

                                              Preferred Stock
Name and Address of Owner                   Percentage Ownership
-------------------------                 ------------------------
                                          Class A  Class B  Class C
                                          -------  -------  -------
Richard E. Schaden (2)                       50%     N.A.      N.A.

Richard F. Schaden (2)                       50%     N.A.      20.4%

Retail & Restaurant Growth                  N.A.     100%      N.A.

Brownell M. Bailey                          N.A.     N.A.       12.0%

Mark L. Bromberg                            N.A.     N.A.      N.A.

J. Eric Lawrence                            N.A.     N.A.      N.A.

Frederick H. Schaden                        N.A.     N.A.       1.1%

All Named Officers and Directors
 as a Group (10 persons)                   100%        0           33.5%

(1) The persons named in the table have sole voting power with respect to all shares of Common Stock shown as beneficially owned by them.
      A person is deemed to be the beneficial owner of securities that can be acquired by such person within sixty (60) days from the Record Date upon the exercise of options or warrants or conversion of convertible securities. The record ownership of each beneficial owner is determined by assuming that options or warrants or convertible securities that are held by such person and that are exercisable or convertible within sixty (60) days from the Record Date have been exercised or converted. The total outstanding shares used to calculate each beneficial owner's percentage includes such option shares. Quizno's Class A and Class C Preferred Stock are currently convertible into Quizno's Common Stock.

(2)   Richard E. Schaden and Richard F. Schaden hold all of their Common
      Stock and Preferred Stock of the Company in a voting trust pursuant to which they are joint voting trustees (excluding 499 shares allocated to Richard E. Schaden under the Company's 401(K) Plan, 2,913 shares owned by Richard E. Schaden as a result of exercising Company stock options and 34,000 shares of Class C Preferred Stock owned by Richard F. Schaden). However, each of them, individually, has been given a proxy by the voting trust to vote 50% of the shares owned by the voting trust. The remaining duration of the voting trust agreement is 6 years, subject to extension.

(3) Retail & Restaurant Growth Capital, L.P. ("RRGC") loaned the Company $2,000,000 on December 31, 1996, a portion of which is convertible into 372,847 shares of Common Stock at a conversion price of $3.10, subject to adjustment in certain circumstances. In October, 1997, RRGC agreed to convert $500,000 of such loan principal to 100,000 shares of Quizno's Class B Preferred Stock of the Company. In connection with such conversion, RRGC was issued a Warrant to purchase up to 42,209 shares of the Company's Common Stock at $5.00 per share. The voting trust referred to in footnote (2) above has pledged 67.5% of the shares of Common Stock and Preferred Stock owned by it to Retail & Restaurant Growth Capital, L.P., subject to the Schadens continuing to  exercise  voting  control  so  long  as there
      is no default under the loan documents.   So long as there is no default,
      the number of shares pledged will ratably decrease over the next three years. See "Certain Transactions."

(4) Messrs. Frederick Schaden, Lawrence, Bromberg and Bailey, each own options to purchase shares of the Company's Common Stock, which are currently exercisable, and Messrs. Frederick Schaden and Bailey each own Class C Preferred Stock of the Company.

     ELECTION  OF  DIRECTORS

NOMINEES

          The Board currently consists of six (6) members: Richard E. Schaden, Richard F. Schaden, Frederick H. Schaden, Brownell M. Bailey, Mark L. Bromberg and J. Eric Lawrence. Mr. Richard E. Schaden and Mr. Richard F.
Schaden have been on the Company's Board of Directors since 1991. Messrs. Bailey and Frederick Schaden were elected to the Board in December 1993, just before the Company's initial public offering. Messrs. Lawrence and Bromberg were elected to the Board in 1997. Richard E. Schaden is the son of Richard
F. Schaden. Frederick H. Schaden is the brother of Richard F. Schaden. The Board proposes that the six current directors, listed below as nominees, be re-elected as directors of the Company to hold office until the next annual meeting of stockholders or until their successors are duly elected and qualified. Each nominee has consented to serve if elected to the Board. In the event that any nominee is unable to serve as a director at the time of the Annual Meeting (which is not expected), proxies with respect to which no contrary direction is made will be voted "FOR" such substitute nominee as shall be designated by the Board to fill the vacancy.

          The names of the nominees, their ages at the Record Date and certain other information about them are set forth below:


 Nominee          Age          Position(s)  with  Company       Director Since
 -------          ---          --------------------------       --------------

Richard  E.
 Schaden           34          President, Chief Executive
                                Officer and Director                1991


Richard  F.
 Schaden           60          Vice President, Secretary
                                and Director                        1991

Frederick  H.
 Schaden           51          Director                             1993

J.  Eric
 Lawrence          30          Director                             1997

Brownell  E.
 Bailey            44          Director                             1993

Mark  L.
 Bromberg          47          Director                             1997


          Mr. Richard E. Schaden has been President and a Director of the Company since its inception on January 7, 1991. Mr. Schaden had been a principal and the chief operating officer of Schaden & Schaden, Inc., a company that owned and operated Quizno's franchised restaurants from 1987 to 1994 when it was sold to the Company. Mr. Schaden graduated Magna Cum Laude from the University of Colorado with a degree in Business Management and
Finance.    See  "Certain  Transactions."

          Mr. Richard F. Schaden has been a Vice President, Secretary and a Director of the Company since its inception on January 7, 1991. Mr. Schaden had been a principal of Schaden & Schaden, Inc., a company that owned and operated Quizno's franchised restaurants from 1987 to 1994 when it was sold to the Company. Mr. Schaden is the founding partner of the law firm of Schaden, Katzman & Lampert with offices in Bloomfield Hills, Michigan and Broomfield, Colorado. Mr. Schaden graduated from the University of Detroit with a Bachelor of Science in Aeronautical Engineering, received his Juris Doctorate from the University of Detroit Law School and is an internationally known, well-published attorney, specializing in aviation law. Prior to entering the legal profession, Mr. Schaden was an aeronautical engineer for Boeing Aircraft and Continental Aviation and Engineering. Mr. Schaden has been on the board
of  numerous  private  companies.    See  "Certain  Transactions."

          Mr. Brownell M. Bailey is a self-employed real-estate development consultant, land planner and design engineer. He has been self-employed for over five years. Prior employment included the management of field operations and contract services for the acquisition, development and construction of resort properties, including residential, mixed use, and commercial projects. Mr. Bailey has a B.A. degree from Union College and a B.S. degree in Urban Planning and Engineering from Worcester Polytechnic Institute.

          Mr. Frederick H. Schaden is an Executive Vice President of the Automotive Consulting Group of Aon Consulting, Inc. Aon Consulting, Inc. is a subsidiary of Aon Corporation, a publicly held company with annual revenues of nearly $6 billion. He has been employed by Aon for over 25 years and has served as a senior officer of its affiliates since 1981. Mr. Schaden earned a B.S. in Business Administration from Xavier University in Cincinnati, Ohio. See "Certain Transactions."

          Mr. J. Eric Lawrence has been the General Partner of Retail & Restaurant Growth Capital, L.P. ("RRGC"), a $60 million investment fund focused on providing growth and expansion capital to small businesses in the retail and restaurant industries, since December 1995. RRGC is a Small Business Investment Company, federally licensed by the Small Business Administration. RRGC loaned $2,000,000 to the Company in 1996, and Mr. Lawrence serves on the Board pursuant to a contractual arrangement between the Company and RRGC. Mr. Lawrence has been extensively involved in the analysis of the financial, operational and managerial aspects of retail and restaurant companies throughout his career. Prior to RRGC, he served as Vice President of Strategic Retail Ventures, Inc., a boutique financial consulting and private investment firm focusing on the needs of specialty retail and restaurant companies from March 1993 to December 1995. Prior to SRV, Mr. Lawrence was a Senior Consultant with Arthur Andersen, in Dallas, Texas. Mr. Lawrence is a licensed C.P.A., and is a graduate of Southern Methodist University with a B.B.A. in Accounting and Minor in Economics, which included study abroad at Oxford University, Oxford, England.

          Mr. Mark L. Bromberg has been a self-employed management consultant providing strategic planning, positioning and senior management consulting services to the hospitality industry, for over five years. Mr. Bromberg is the former President & CEO of East Side Mario's Restaurants Inc., the Dallas based subsidiary of Pepsico which he grew from one restaurant in 1988 to 30 in 1993 when it was sold to Pepsico. Mr. Bromberg has been the founder and President of a number of causal dining restaurant chains, including Mr. Greenjeans, Ginsberg & Wong and Lime Rickey's and served as President of Prime Restaurant Group, the largest privately-held restaurant chain in Canada. He holds a B.S. and an M.B.A. from Cornell University and remains highly involved in foodservice education as a curriculum advisor and guest lecturer. He is a past chairman of the Canadian Restaurant and Foodservice Association and is a past director of the National Restaurant Association of the U.S. Mr. Bromberg was elected to the Board of Directors pursuant to a contractual arrangement with RRGC that required the election of an additional Board member acceptable to RRGC.

BOARD  COMMITTEES  AND  MEETINGS

          Messrs. Frederick Schaden and Bailey are the members of the Compensation Committee of the Board of Directors. Messrs. Richard E. Schaden, Bromberg and Bailey are members of the Audit Committee of the Board of Directors. There is no nominating committee of the Board of Directors.

          The Board held a total of four (4) regular meetings and two (2) special meeting during Fiscal 1997. One special meeting of directors was held by execution of a unanimous consent.

          During 1997, the Audit Committee held one (1) meeting. The Audit Committee is primarily responsible for reviewing recommendations made by the Company's independent auditors and evaluating the Company's adoption/implementation of such recommendations.

          During 1997, the Compensation Committee held three (4) regular meetings. One regular meeting was held by execution of a unanimous consent. The Compensation Committee is responsible for initiating, evaluating and recommending to the Board matters relating to employee compensation and the Company's employee benefit plans.

          During 1997, all members of the Board attended over 75% of the aggregate number of regular and special meetings of the Board and of their respective committees.

DIRECTOR  COMPENSATION

          Directors who are not officers or employees of the Company are paid $500 per day for each Board and Committee meeting they attend and they are reimbursed for their reasonable expenses of attending such meetings. In addition, such directors receive an annual grant of options to purchase 4,000 shares of Company Common Stock, which immediately vest.

          During 1997, the Company paid Messrs. Bailey, Lawrence, Bromberg and Frederick Schaden ("Outside Directors") $2,000, $1,500, $1,000 and $1,500, respectively, as compensation for their attendance at Board and Committee meetings. For their service during 1997, the Outside Directors each received a grant of options to purchase 4,000 shares of Company Common Stock that immediately vested, except Mr. Bromberg, who joined the Board in September, 1997 and received a grant of options to purchase 2,000 shares.

ADVISORY  BOARD

          The Board of Directors have appointed three members to an Advisory Board of persons with substantial experience in areas of importance to the franchise restaurant industry and public companies. The Advisory Board members attend Board meetings and provide Directors with the benefit of their expertise. They do not vote on matters before the Board. They are compensated in the same manner as Directors who are not officers or employees of the Company are compensated. The three current members of the Advisory Board are Mr. Lewis G. Rudnick, Mr. Bruce H. Gulbas and Mr. Lyle B. Stewart. Their backgrounds are as follows:

          Lewis G. Rudnick is an internationally recognized authority on franchising and distribution law and has practiced in this area for 32 years. He is counsel to the International Franchise Association, was a member of the Governing Committee of the American Bar Association Forum on Franchising from 1977-1984 and served as Forum Chairman from 1981-1983. He is an editor of the Journal of International Franchising and Distribution Law and the Franchise Legal Digest, has authored and edited numerous articles and books on franchising law and is a frequent speaker on the topic of franchising and distribution law. He has testified before Congress and other legislative bodies on the subject of franchising.

          Bruce H. Gulbas has been the President and owner of National Restaurant Supply Co. since 1976. He is a graduate of the University of Texas where he obtained his BBA degree in marketing. He currently serves on the Boards of Directors of Food Service Dealers Association ("FEDA") and Allied Buying Corporation (a national food service equipment buying group). He is also a member of Young Presidents Organization (YPO).

          Lyle B. Stewart is an experienced securities attorney who has represented public companies for over 25 years. He has written articles for legal periodicals and spoken on securities law matters. He was appointed by the Governor of Colorado to the Colorado Securities Board in 1995 and served as its Chairman from 1995 to 1998. He has represented the Company as legal counsel since the Company's initial public offering.

     EXECUTIVE  OFFICERS

          The following table sets forth (i) the names of the executive officers, (ii) their ages at the Record Date and (iii) the capacities in which they serve the Company:


Name                          Age        Position(s) with the Company
----                          ---        ----------------------------

Richard  E. Schaden           34         President, Chief Executive Officer and
                                          Director
John  F.  Fitchett            36         Executive Vice President - Franchise
                                          Support Services
Richard  F.  Schaden          60         Vice President, Secretary and Director
Patrick  E.  Meyers           38         Vice  President  and  General Counsel
John  L.  Gallivan            51         Chief Financial Officer, Treasurer
                                          and Assistant Secretary

          See "Election of Directors - Nominees" above for a description of the backgrounds of Richard E. Schaden and Richard F. Schaden.

          John  F.  Fitchett joined the Company as Executive Vice President in
1996. Prior to joining the Company, he served as an employee of an Area Director for Quizno's from December 1995 to April 1996. From December 1990 to June 1995, he was President of Colonial Pizza, Inc., a Domino's Pizza franchisee in Williamsburg, Virginia. Prior to that he held several positions in the Domino's Pizza, Inc. organization, from 1985 to 1990, including Regional Director, overseeing corporate owed stores and Franchise Operations Director, acting as a liaison with franchisees. He graduated from Elon College in North Carolina with a BA degree.

          Patrick E. Meyers joined the Company in 1997. He had been an associate with the Denver law firm of Moye, Giles, O'Keefe, Vermeire & Gorrell since September 1991, and was selected as a partner of that firm in 1996. Before that he served as a judicial law clerk to a Justice of the Colorado Supreme Court from July 1990 to September 1991. Mr. Meyers received his J.D. degree from the University of California, Hastings College of Law and his B.A. degree from the University of Colorado - Denver. Mr. Meyers served as a director of the Company from 1993 to 1997, when he resigned to become a full-time employee of the Company.

          John L. Gallivan joined the Company as Chief Financial Officer in 1994. He was later elected Treasurer and Assistant Secretary. Prior to his joining the Company, he was a director and Executive Vice President of Grease Monkey Holding Corporation of Denver, a franchisor, owner, and operator of over 200 ten minute oil change and fluid maintenance centers in the U.S. and Mexico from 1979 through April 1994. He is a member of the Colorado Society and the American Institute of CPAs. He graduated from the University of
Colorado  at  Boulder  with  a  bachelors  degree  in  accounting.

EXECUTIVE  COMPENSATION

          The compensation information discussed below is set forth for those four officers of the Company who received salary and bonus compensation in excess of $100,000 during 1997 ("Named Officers").

          SUMMARY  COMPENSATION  TABLE.   The following table provides certain
          ----------------------------
summary information for fiscal 1997, 1996 and 1995, concerning compensation awarded or paid to, or earned by, the Named Officers:


                                                         Long-Term and Other
                            Annual Compensation              Compensation
                 ------------------------------------   ---------------------
                                                         Option     401(K) Plan
Name and Position   Year     Salary   Bonus    Other(1) Shares(2)    Shares(3)
-----------------   ----     ------   -----    -----    --------    ----------
Richard E. Schaden, 12/31/95 $108,500 $ 52,212 $ 9,506     0             0

President  and
 Chief  Executive
 Officer            12/31/96 $108,500 $  0     $11,039     0            211
                    12/31/97 $108,500 $125,731 $10,168   4,000          288

Richard F.
 Schaden,           12/31/95 $ 83,500 $ 34,127 $  0        0              0
 Vice President
 and                12/31/96 $ 83,500 $    0   $  0        0              0
 Secretary          12/31/97 $ 83,500 $ 75,439 $  0        0              0

John F. Fitchett    12/31/96 $ 55,385 $    0   $  0      4,000            0
 Executive Vice
 President          12/31/97 $ 82,176 $ 30,778 $  0      4,000           127

Scott K. Adams      12/31/95 $ 66,168 $ 25,490 $   0     6,899             0
Senior  Vice
 President for
 Development        12/31/96 $ 62,936 $ 64,747 $   0     9,773            10
                    12/31/97 $220,347(4) $   0 $   0     4,000             0

_________________
(1) The Company provides Mr. Richard E. Schaden with an automobile allowance for both business and personal use and pays certain insurance premiums on his behalf.

(2) The Company, as an incentive for its eligible employees to endeavor to enhance the Company's performance and assure its future success, grants options to purchase shares of its Common Stock to successful employees from time to time under its Employee Stock Option Plan. All options indicated in this table have been granted under such Plan.

(3) The Company has provided its employees with a 401(K) Employee's Savings Plan, pursuant to which the Company contributes to each eligible employee's account an amount equal to 50% of such employee's annual contribution, up to 6% of such employee's total annual compensation. The Company has issued shares of its Common
     Stock for 50% of its annual contribution to each account under its 401(K) Plan.

(4)  Mr. Adam's compensation during 1997 was totally commission based.


          STOCK  OPTION  AWARDS.  The Company adopted its Employee Option Plan
          ---------------------
(the "Employee Plan") in 1993. The purposes of the Employee Plan are to enable the Company to provide opportunities for certain officers and key employees to acquire a proprietary interest in the Company, to increase incentives for such persons to contribute to the Company's performance and further success, and to attract and retain individuals with exceptional business, managerial and administrative talents, who will contribute to the progress, growth and profitability of the Company. The Company has issued 9,587 shares upon exercise of options under the Employee Plan and has 310,413 shares currently reserved for issuance under the Employee Plan.

          Options granted under the Employee Plan include both incentive stock options ("ISOs"), within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and non-qualified stock options ("NQOs"). Under the terms of the Employee Plan, all officers and employees of the Company are eligible for ISOs. The Company determines in its discretion, which persons will receive ISOs, the applicable exercise price, vesting provisions and the exercise term thereof. The terms and conditions of option grants do differ and are set forth in the optionees individual stock option agreement. Such options generally vest over a period of one or more years and expire after up to ten years. In order to qualify for certain preferential treatment under the Code, ISOs must satisfy the statutory requirements thereof. Options that fail to satisfy those requirements will be deemed NQOs and will not receive preferential treatment under the Code. Upon exercise, shares will be issued upon payment of the exercise price in cash, by delivery of shares of Company Common Stock, by delivery of options granted under the Employee Plan or a combination of any of these methods.

          Option information for 1997 relating to the Named Officers is set forth below:

                             OPTION GRANTS IN 1997
                             ---------------------
                  Number of Shares of Percentage of Total
                      Common Stock    Options Granted to
                   Underlying Options    Employees in   Exercise   Expiration
 Name               Granted in 1997         1997          Price       Date
-------            ------------------    ------------   --------   ----------
Richard E. Schaden        4,000              4.2%        $4.263     06/06/02
Richard F. Schaden            0              N.A.          N.A.        N.A.
John F. Fitchett          4,000              4.2%        $3.875     06/06/07
Scott K. Adams            4,000              4.2%        $3.875     06/06/07

                 OPTION EXERCISES AND YEAR-END VALUES IN 1997
                 --------------------------------------------


                                            Number of Securities
                                       Underlying Unexercised Options
                                                 at Year End
                 Shares      Value      -----------------------------
Name           Exercised    Realized    Exercisable     Unexercisable
-------        ---------    --------    -----------     -------------
Richard E.
 Schaden         2,913       $350.00       1,087             0

Richard F.
 Schaden             0          N.A.         N.A.            N.A.

John F. Fitchett     0          N.A.         800           7,200

Scott K. Adams   2,282     $2,720.00       6,421          20,290

Continued below

                                        Value of Unexercised
                                        In-the-Money Options
                                           at Year End (1)
                                   -------------------------------
Name                               Exercisable        Unexercisable
-----                              -----------        -------------


Richard E. Schaden                      $665.00                   0

Richard F. Schaden                        N.A.                  N.A.

John F. Fitchett                        $1,400                 $11,600

Scott K. Adams                          $3,214.00              $22,190

______________
(1) The dollar values are calculated by determining the difference between $4.875 per share, the fair market value of the Common Stock at December 31, 1997, and the exercise price of the respective options.

          EMPLOYMENT  CONTRACTS.    Richard  E.  Schaden  has  entered into an
          ---------------------
Employment Agreement with the Company that terminates on December 31, 2003. His contract provides that he will serve as President and Chief Executive Officer of the Company. Mr. Schaden will devote his full time to the Company. His annual base salary was increased to $150,000, effective January 1, 1998. Such amount may be adjusted from time to time by mutual agreement between Mr. Schaden and the Board of Directors. The contract provides an annual bonus equal to 10% of any positive increase in earnings before interest, taxes, depreciation and amortization for such full calendar year over the level of such amount for the prior full calendar year. Such percentage was reduced to 7% for the 1995 bonus reported above. Mr. Schaden will receive a monthly automobile allowance of up to $620.00 plus up to $150.00 for insurance coverage. He will also receive a per diem travel allowance of $30.00 per day while travelling on Company business. The contract provides that the Company will pay one-half of Mr. Schaden's medical insurance coverage and one-half of the cost of disability insurance. The Company will pay for $1,000,000 of term life insurance for Mr. Schaden, payable to his designated beneficiary. The Company may terminate the Employment Agreement for cause upon ninety days notice. Mr. Schaden may terminate the Employment Agreement upon ninety days notice.

          Richard F. Schaden has entered into an Employment Agreement with the Company that terminates on December 31, 1998. His contract provides that he will serve as Vice President and Secretary of the Company. Mr. Schaden will not devote his full time to the Company, but he will devote such time to the Company as the Company requests. His current base salary is set at $83,500 per year under the contract, which may be adjusted from time to time by mutual agreement between Mr. Schaden and the Board of Directors. Mr. Schaden may take on special projects for the Company at the direction of the Board of Directors and receive additional compensation for such projects. The contract provides an annual bonus equal to 6% of any positive increase in earnings before interest, taxes, depreciation and amortization for such full calendar year over the level of such amount for the prior full calendar year. The Company may terminate the Employment Agreement for cause upon ninety days' notice. Mr. Schaden may terminate the Employment Agreement upon ninety days' notice.

     CERTAIN  TRANSACTIONS

          On December 31, 1996, Retail & Restaurant Growth Capital, L.P. ("RRGC") made a $2,000,000 loan to the Company, a portion of which continues to be convertible into 372,847 shares of the Company's Common Stock. The loan is repayable over five years, with interest only at 12.75% per annum due for eighteen months and principal and interest due over the remaining 42 months. If the loan is repaid before conversion, RRGC will receive warrants to purchase the Company's Common Stock, which may be exercisable until December 31, 2004. On October 8, 1997, the Company and RRGC amended their loan agreement to provide for the conversion of $500,000 of the principal amount of the loan into 100,000 shares of the Company's Class B Preferred Stock, reducing the outstanding principal amount of the loan to $1,500,000. The Class B Preferred Stock is non-voting, bears a cumulative dividend of 12.75%, is redeemable by the Company upon 30 days notice and is convertible after October 15, 2002 at the then market value. In addition, the Company issued a Warrant to RRGC that grants it the right to purchase up to 42,209 shares of the Company's Common Stock at $5.00 per share. Such number of shares of Common Stock is subject to downward adjustment if the Company meets certain net income goals for 1998 through 2000. In no case will the warrant be exercisable for less than 20,597 shares of the Company's Common Stock.

          Effective October 1, 1994, a wholly-owned subsidiary of the Company acquired by merger all of the assets and obligations of Schaden & Schaden, Inc., a Colorado corporation ("SSI"), owned by Richard E. Schaden and Richard
F. Schaden. The assets of SSI included five wholly-owned Quizno's Classic Subs restaurants located in and near Denver, a majority interest in a sixth Quizno's Classic Subs restaurant located near Denver, and interests in two Area Directors for the Company owning three Quizno's Classic Subs restaurants in the Chicago area and two Quizno's Classic Subs restaurants in Michigan as well as other assets. The consideration paid by the Company to the Schadens, as selling shareholders, was $1,139,000, of which $263,000 was paid in cash and $876,000 was paid in the Company's Preferred Stock. The Class A Preferred Stock is non-voting, bears a 6.5% cumulative dividend, and became convertible on November 1, 1997 into 146,000 shares of the Company's Class A Common Stock. The Company may call the Class A Preferred Stock upon 60 days notice. During 1996 and 1997 each preferred shareholder received dividends of $28,470, annually.

          Through the Company's acquisition of SSI, the Company acquired three notes payable to Richard E. Schaden and Richard F. Schaden, individually, in the aggregate principal amount of $149,051. During 1996, the Company paid these notes in full.

          Richard F. Schaden and Frederick H. Schaden, directors of the Company, each own an interest in one of the Company's Area Directors. The Company also owns approximately 12% of such entity, and the Company loaned such entity $31,959 in 1994 to purchase certain equipment. Such loan bears interest at 12.5% per annum and will mature on October 1, 1999. In 1996, the Company paid the Area Director $7,309 and $8,500 as commissions on the sale of new franchises and royalties, respectively, and in 1997, $0 and $0 in such amounts. In early 1996, such Area Director requested that the Company extend the payment terms relating to amounts owed to the Company by the Area Director. As a result of such request, the Company agreed to defer payment of $63,547. The Area Director has issued to the Company a promissory note in such amount payable over 6 years with an interest rate of 12% per annum. At December 31, 1997, $55,167 was owed to the Company on this promissory note. During 1996 and 1997, interest payments on such note were $3,130.56 and $4,655.00, respectively. The Area Director has also agreed to repay to the Company $18,186 in connection with the closure of a Restaurant in 1997 once operated by the Area Director by off-setting commissions on royalty fees from that location otherwise due to the Area Director. Such location has been subleased by the Company to a new franchisee.

          In 1995, the Company sold the Area Director rights for the Detroit, Michigan area to a company wholly-owned by Richard F. Schaden. The fee to the Company was $150,000, which is consistent with the then fees received for the sale of Area Directorships to unaffiliated parties, and was paid in cash. During 1996 and 1997, the Company paid the Area Director $4,618 and $0 in sale commissions and, $22,771 and $9,259 in royalties, respectively.

          Thomas Schaden, a brother of Richard F. Schaden and Frederick H. Schaden, is in the insurance brokerage business and has acted as a broker for the Company's insurance policies, including the directors and officers policies that the Company has purchased.

     RATIFICATION  OF  APPOINTMENT  OF  INDEPENDENT  AUDITORS

          The Board has appointed Ehrhardt Keefe Steiner & Hottman, P.C., independent certified public accountants, as auditors to examine the financial statements of the Company for Fiscal 1998 and to perform other appropriate accounting services and is requesting ratification of such appointment by the stockholders. Ehrhardt Keefe Steiner & Hottman, P.C. has served as the Company's auditors since October 1993.

          A representative of Ehrhardt Keefe Steiner & Hottman, P.C. is expected to attend the Annual Meeting and will have an opportunity to make a statement if he desires to do so and to respond to appropriate questions.

     COMPLIANCE  WITH  SECTION  16(A)  OF  THE  EXCHANGE  ACT

          Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, officers (including a person performing a policy-making function) and persons who own more than 10% of a registered class of the Company's equity securities ("10% Holders") to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Directors, officers and 10% Holders are required by SEC regulations to furnish the Company with copies of all of the Section 16(a) reports they file. Based solely upon such reports, the Company believes that during 1997 its directors, advisors, officers and 10% Holders complied with all filing requirements under Section 16(a) of the Exchange Act, except for Mr. Richard Crete, Vice President, Mr. Lyle B. Stewart and Mr. J. Eric Lawrence, who inadvertently failed to file their respective Forms 3 in a timely manner, and Messrs. Richard E. Schaden, Frederick Schaden, John L. Gallivan and Scott K. Adams, who inadvertently failed to file a Form 4 in a timely manner. In addition, it was determined that Mr. Adams, Mr. Crete, Ms. Susan Hoover and Mr. George Boedecker, Jr., both Vice Presidents had inadvertently failed to include certain holdings in their Forms 3, all of which were remedied in their respective Forms 5 for 1997.

     STOCKHOLDER  PROPOSALS

          Stockholders may submit proposals on matters appropriate for stockholder action at the Company's annual meetings consistent with regulations adopted by the SEC. For such proposals to be considered for inclusion in the proxy statement and form of proxy relating to the 1999 annual meeting, they must be received by the Company not later than December 31, 1998. Such proposals should be addressed to the Company at 1099 18th Street, Suite 2850, Denver, CO 80202, Attn: Patrick E. Meyers, Vice President and General Counsel.

     OTHER  MATTERS

          Management does not intend to present, and has no information as of the date of preparation of this Proxy Statement that others will present, any business at the Annual Meeting other than business pertaining to matters set forth in the Notice of Annual Meeting and Proxy Statement. However, if other matters requiring the vote of the stockholders properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote the proxies held by them in accordance with their best judgment on such matters.








     THE  QUIZNO'S  CORPORATION
     1099  EIGHTEENTH  STREET,  SUITE  2850
     DENVER,  COLORADO    80202

     PROXY  FOR  ANNUAL  MEETING  OF  STOCKHOLDERS
     JUNE  25,  1998

     The undersigned hereby appoints each of Richard E. Schaden and Patrick E. Meyers, individually, as proxy and attorney-in-fact for the undersigned with full power of substitution to vote on behalf of the undersigned at the Company's 1998 Annual Meeting of Stockholders to be held on June 25, 1998, and at any adjournment(s) or postponement(s) thereof, all shares of the Common Stock $.001 par value, of the Company standing in the name of the undersigned or which the undersigned may be entitled to vote as follows:

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ITEMS 1, 2 AND 3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof, hereby revoking any proxy or proxies heretofore given by the undersigned.

     THIS  PROXY  IS  SOLICITED  ON  BEHALF  OF  THE  BOARD  OF  DIRECTORS.

1.      ELECTION  OF  DIRECTORS FOR all nominees        WITHHOLD AUTHORITY
              (except  as indicated below)               to vote
for  all  nominees
     Nominees:   Richard E. Schaden, Richard F. Schaden, Frederick H. Schaden,
     J.  Eric  Lawrence,  Mark  L.  Bromberg  and  Brownell  M.  Bailey.
     To withhold authority to vote for any individual nominee, write that individual's name in the space below:






2. Ratify the selection by the Board of Directors of Ehrhardt Keefe Steiner & Hottman as independent auditors of the Company for the 1997 fiscal year.

                     FOR              AGAINST              ABSTAIN

                               Please sign exactly as name appears at left:

                               Dated:


                               Signature


                               Signature  (if  held  jointly)

                               When shares are held by joint tenants,
                               both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
                               If a corporation, please sign in
                               the  corporate  name  by  president  or  other
                               authorized  officer.    If  a
                               partnership, please sign in partnership name by authorized person.


     PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.



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